UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2011 (March 15, 2011)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

 Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

 Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2011, Ferrellgas Partners, L.P. (“Ferrellgas”) and certain of its affiliates entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, Ferrellgas agreed to sell to the Underwriters an aggregate of 4,400,000 common units (the “Firm Units”) representing limited partner interests in Ferrellgas (the “Common Units”), at a price of $25.20 per unit. In addition, Ferrellgas granted the Underwriters the option to purchase from Ferrellgas up to an additional 660,000 Common Units (together with the Firm Units, collectively, the “Units”), solely for the purpose of covering over-allotments, if any.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which Ferrellgas and certain of its affiliates, on the one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Pursuant to the Underwriting Agreement, subject to certain exceptions, Ferrellgas, its directors and certain of its affiliates, officers and unit holders have agreed not to sell or otherwise dispose of any Common Units held by them for a period of 60 days after the date of the final prospectus supplement relating to the offering, without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

The offering of the Firm Units closed on March 18, 2011.

The description set forth in this Item 1.01 is qualified in its entirety by the Underwriting Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 8.01 Other Events.

On March 14, 2011, Ferrellgas issued a press release announcing the offering of the Units and on March 15, 2011, Ferrellgas issued a press release announcing the pricing of the Units. Copies of the press releases are filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

On March 18, 2011, Ferrellgas closed its public offering of 4,400,000 Common Units under its Registration Statement on Form S-3 (Registration No. 333-157760). Legal opinions related to the Common Units are filed herewith as Exhibits 5.1 and 8.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of McGuireWoods LLP.

8.1	Opinion of McGuireWoods LLP relating to tax matters.

10.1	Underwriting Agreement, dated March 15, 2011, among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc. and the Underwriters named therein.

99.1	Press Release dated March 14, 2011.

99.2	Press Release dated March 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

March 18, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Partners Finance Corp.

March 18, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Sole Director

Ferrellgas, L.P.

March 18, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Finance Corp.

March 18, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Sole Director

Exhibit Index

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP

8.1	Opinion of McGuireWoods LLP relating to tax matters

10.1	Underwriting Agreement, dated March 15, 2011, among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc. and the Underwriters named therein

99.1	Press Release dated March 14, 2011

99.2	Press Release dated March 15, 2011